EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              John F. Brimberry
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by John F. Brimberry.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98

EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 23rd day of January, 1996.


                              E. R. Brooks
                              Director


Subscribed and sworn to before me this 23rd day of January, 1996 by E. R. Brooks.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98

EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 24th day of January, 1996.


                              Ruben M. Garcia
                              Director


Subscribed and sworn to before me this 24th day of January, 1996 by Ruben M. Garcia.



                              Phyllis A. Pego
                              Notary Public


My Commission Expires:
12-9-97

EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              David L. Hooper
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by David L. Hooper.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98

EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              Harry D. Mattison
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by Harry D. Mattison.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98


EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              Robert A. McAllen
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by Robert A. McAllen.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98


EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              Pete J. Morales, Jr.
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by Pete J. Morales, Jr.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98


EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              S. Loyd Neal, Jr.
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by S. Loyd Neal, Jr.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98


EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              H. Lee Richards
                              Director


Subscribed and sworn to before me this 22nd day of January, 1996 by H. Lee Richards.



                              Marilyn M. Wilkins
                              Notary Public


My Commission Expires:
10-29-98


EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              Melanie J. Richardson
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by Melanie J. Richardson.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98


EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              J. Gonzalo Sandoval
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by J. Gonzalo Sandoval.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98



EXHIBIT 24.7
                      POWER OF ATTORNEY

The undersigned, as a director of Central Power and Light Company (the "Company"), hereby makes, constitutes and appoints Robert R. Carey and R. Russell Davis, and each of them severally, his true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone and without the others) to execute in the name and on behalf of the undersigned, in any and all capacities, the Company's Annual Report on Form 10-K for 1995 and any and all amendments thereto, to be filed under the Securities Exchange Act of 1934, as amended, and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, hereby granting to such attorneys-in-fact, and agents, and each of them, full power and authority of substitution and revocation in the premises and full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully for all intents and purposes as the undersigned might or could do in person and hereby ratifying and confirming all that such attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue of this Power of Attorney.

IN WITNESS WHEREOF, I have hereunto executed this Power of Attorney this 19th day of January, 1996.


                              Gerald E. Vaughn
                              Director


Subscribed and sworn to before me this 19th day of January, 1996 by Gerald E. Vaughn.



                              Alice G. Crisp
                              Notary Public


My Commission Expires:
8-3-98